SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         Reported): December 20, 2001


             Credit Suisse First Boston Mortgage Securities Corp.,
                           CSFB ABS Trust 2001-HE30,
             Mortgage Pass-Through Certificates, Series 2001-HE30
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                              333-61840                            13-3320910
(State or Other Jurisdiction of                  (Commission              (I.R.S. Employer Identification No.)
        Incorporation)                           File Number)


                                                    11 Madison Avenue
                                                New York, New York 10010
                                        ----------------------------------------
                                        (Address of Principal Executive Offices)
                                                       (Zip Code)


       Registrant's telephone number, including area code (212) 325-2000

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Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust 2001-HE30, Mortgage Pass-Through Certificates, Series 2001-HE30 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The consolidated financial statements of Financial Security Assurance Holdings Ltd. ("FSA") and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of FSA for the year ended December 31, 2000 and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cashflows of FSA and its subsidiaries for the nine months period ended September 30, 2001 and 2000, included in the Quarterly Report on Form 10-Q of FSA for the nine months period ended September 30, 2001, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement relating to the Certificates, and shall be deemed to be part hereof and thereof.

         All financial statements of FSA pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of the prospectus supplement mentioned above, and prior to the termination of the offering of the certificates shall be deemed to be incorporated by reference into the prospectus supplement and to be part thereof from the respective dates of filing such documents.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1   Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                              SECURITIES CORP.


                                         By: /s/ Helaine Hebble
                                            -------------------
                                            Name: Helaine Hebble
                                            Title: Vice President


Dated:  December 20, 2001

Exhibit Index
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23.1              Consent of PricewaterhouseCoopers LLP                  6